UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

METROCITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-39068	47-2528408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5114 Buford Highway Doraville, Georgia		30340
(Address of principal executive offices)		(Zip Code)

(770) 455-4989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on March 16, 2025, MetroCity Bankshares, Inc. (“MCBS”) (NASDAQ Global Select Market: MCBS), Metro City Bank, a Georgia state-chartered bank and wholly owned subsidiary of MCBS, First IC Corporation, a Georgia corporation (“FIEB”), and First IC Bank, a Georgia state-chartered bank and wholly owned subsidiary of FIEB, entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”). Pursuant to the terms and subject to the conditions set forth in the Reorganization Agreement, FIEB will merge with and into MCBS, with MCBS as the surviving entity (the “Merger”). The Reorganization Agreement further provides that following the Merger, First IC Bank will merge with and into Metro City Bank, with Metro City Bank as the surviving entity (the “Bank Merger” and, together with the Merger, the “Merger Transaction”).

On July 15, 2025, MCBS and Metro City Bank announced their receipt of all required regulatory approvals and non-objections to complete the transactions contemplated by the Reorganization Agreement. In addition, on July 15, 2025, First IC’s shareholders voted to approve the Reorganization Agreement and the transactions contemplated thereby, including the Merger.

The Merger is expected to be completed early in the fourth quarter of 2025, and remains subject to the satisfaction of customary closing conditions.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by MetroCity Bankshares, Inc., dated July 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of FIEB and MCBS, the expected timing of completion of the proposed transaction, and other statements that are not historical facts. Such statements reflect the current views of MCBS and FIEB with respect to future events and financial performance, and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs, expectations, plans, predictions, forecasts, objectives, assumptions or future events or performance, are forward-looking statements. Forward-looking statements often, but not always, may be identified by words such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995.

MCBS and FIEB caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond MCBS’s and FIEB’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) changes in general economic, political, or industry conditions; (2) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (3) volatility and disruptions in global capital and credit markets; (4) movements in interest rates; (5) the resurgence of elevated levels of inflation or inflationary pressures in the United States and the FIEB and MCBS market areas; (6) increased competition in the markets of MCBS and FIEB; (7) success, impact, and timing of business strategies of MCBS and FIEB; (8) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (9) the expected impact of the proposed transaction between FIEB and MCBS on the combined entities’ operations, financial condition, and financial results; (10) the failure to satisfy any of the conditions to the proposed transaction on a timely basis or at all or other delays in completing the proposed transaction; (11) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Reorganization Agreement; (12) the outcome of any legal proceedings that may be instituted against MCBS or FIEB; (13) the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where MCBS and FIEB do business; (14) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (15) diversion of management’s attention from ongoing business operations and opportunities; (16) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (17) the dilution caused by MCBS’s issuance of additional shares of its capital stock in connection with the proposed transaction; (18) cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; and (19) other factors that may affect the future results of MCBS and FIEB.

Additional factors that could cause results to differ materially from those described above can be found in MCBS’s Annual Report on Form 10-K for the year ended December 31, 2024, including in the respective “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of such report, as well as in subsequent SEC filings, each of which is on file with the SEC and available in the “SEC Filings” section of MCBS’s website, www.metrocitybank.bank/investor-relations/sec-filings, and in other documents MCBS files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither MCBS nor FIEB assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable law. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. All forward-looking statements, express or implied, included in the document are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2025	METROCITY BANKSHARES, INC.

	By:	/s/ Lucas Stewart
	Name:	Lucas Stewart
	Title:	Chief Financial Officer